SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant    ☒                                                                  Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

ASHLAND INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

Notes:

Notice of Internet Availability of Proxy Materials

WHEN AND WHERE IS THE SHAREHOLDERS’ MEETING?

The 2014 Annual Meeting of Shareholders of Ashland Inc. will be held at the Metropolitan Club, located at 50 E. RiverCenter Boulevard, Covington, Kentucky, on Thursday, January 30, 2014, at 10:30 a.m. (EST). If you need directions to attend the Annual Meeting and vote in person, please call Investor Relations at 859-815-4454.

WHAT IS BEING VOTED ON AT THE SHAREHOLDERS’ MEETING?

•	The election of three Class I directors: Stephen F. Kirk, James J. O’Brien and Barry W. Perry;

•	The ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for fiscal 2014;

•

A non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion;

•	A proposed amendment to Ashland’s Third Restated Articles of Incorporation to provide for the phased-in declassification of the Board of Directors; and

•	The consideration of any other business that is properly brought before the Annual Meeting.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Board of Directors recommends that shareholders vote FOR the nominees, FOR the ratification of the appointment of PricewaterhouseCoopers LLP, FOR the resolution approving the compensation paid to the named executive officers and FOR the proposed amendment to Ashland’s Third Restated Articles of Incorporation.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ASHLAND INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 30, 2014.

This is not a proxy card. If you wish to cast your vote on a traditional proxy card, you must request a paper copy of the proxy materials by following the instructions below.

1.	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2.	The Proxy Statement and 2013 Annual Report to Shareholders are available at www.ViewMaterial.com/ASH.

3.	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 16, 2014 to facilitate timely delivery.

HOW CAN I GET A COMPLETE SET OF PROXY MATERIALS?

You may access the proxy materials on the Internet as described above. You also may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide the control number (located by the arrow in the box below). You will have the opportunity to request copies of proxy materials for all of our future shareholder meetings or only for the 2014 Annual Meeting.

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided; or

2.	Access the website, www.SendMaterial.com and follow the instructions provided; or

3.	Send an e-mail at papercopy@SendMaterial.com with your control number in the Subject line. Unless you instruct otherwise, we will reply to your email with links to the proxy materials for this meeting only.

To vote your Ashland Inc. shares, you can attend the Annual Meeting of Shareholders and vote in person or request a paper copy of the proxy materials and vote by mail or you can:

1.      Go to www.ViewMaterial.com/ASH.

2.      Click on the icon to vote your shares.

3.      Enter the 11 digit control number (located by the arrow in the box above).

4.      Follow the simple instructions to record your vote.

You are able to vote until 6:00 a.m. on January 30, 2014.

Subject Line: Please Vote Your Proxy

[Insert share information here]

Your Control Number:

Electronic Access Notification

Ashland’s Annual Meeting of Shareholders will be held on Thursday, January 30, 2014 at 10:30 a.m. Eastern Standard Time at the Metropolitan Club, 50 E. RiverCenter Boulevard, Covington, Kentucky. As previously announced, participants in the Ashland Inc. Employee Savings Plan (the “Employee Savings Plan”), the Ashland Inc. Leveraged Employee Stock Ownership Plan (the “LESOP”), the Ashland Inc. Employee Union Savings Plan (the “Union Plan”) and the International Specialty Products Inc. 401(k) Plan (the “ISP Plan”) can view Ashland’s Proxy Statement and Annual Report to Shareholders online. We encourage you to take advantage of this service.

Paper copies of the Proxy Statement, the Annual Report to Shareholders and your proxy card can be requested by replying to this e-mail.

As a participant in the Employee Savings Plan, the LESOP, the Union Plan or the ISP Plan, you may instruct the Trustee how to vote the shares of Ashland Common Stock credited to your account by telephone or over the Internet. This instruction also applies to a proportionate number of those shares of Ashland Common Stock allocated to participants’ accounts for which voting instructions are not timely received by the Trustee. These shares are collectively referred to as non-directed shares. Each participant who gives the Trustee such an instruction acts as a named fiduciary for the applicable plan under the Employee Retirement Income Security Act of 1974, as amended. Additionally, any participant in the Employee Savings Plan or the LESOP who wishes to vote the non-directed shares differently from the shares credited to his or her account or who wishes not to vote the non-directed shares at all may do so by requesting a separate voting instruction card from Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230. Participants in the Union Plan or the ISP Plan, however, cannot direct that the non-directed shares be voted differently from the shares in their accounts.

Votes cast by telephone or over the Internet are tabulated by our proxy tabulator and are confidential. Ashland does not have access to individual votes.

Even if you do not have regular Internet access at work, you will be able to view the Proxy Statement and Annual Report to Shareholders and vote online. If you are a dial-up user, we encourage you to access these documents and vote from your office or a local number.

In order for your instructions to the Trustee to be counted, you must vote before 6:00 a.m. Eastern Standard Time on January 28, 2014.

To access the Proxy Statement and Annual Report to Shareholders and vote:

1.	Print out this page or write down your “Control Number” listed above. This number acts as your electronic signature to ensure security of your vote.

2.	Click on this website address (or type this URL address in your browser): http://www.ViewMaterial.com/ASH.

3.	Click on the links to view or download the Proxy Statement and Annual Report to Shareholders and to vote. When voting, be sure to follow all instructions including the final “Submit” procedure to ensure that your instructions are received.

To vote by telephone (you will need a touch-tone telephone):

1.	Print out this page or write down your “Control Number” listed above. This number acts as your electronic signature to ensure the security of your vote.

2.	Dial 1-888-693-8683.

3.	Be sure to follow all instructions including the final confirmation procedure to ensure that your instructions are received.

Sincerely,

Peter J. Ganz Senior Vice President, General Counsel and Secretary